UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

YUM! BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2015. Meeting Information YUM! BRANDS, INC. Meeting Type: Annual Meeting For holders as of: March 3, 2015 Date: May 1, 2015 Time: 9:00 a.m., EDT Location: Yum! Conference Center 1900 Colonel Sanders Lane Louisville, Kentucky 40213 You are receiving this Notice because you hold shares in YUM! Brands, Inc. (NYSE: YUM), the world's largest restaurant company and parent of KFC, Pizza Hut and Taco Bell Restaurants. This year we are making our proxy materials available on the Internet to expedite your receipt of these materials, while also lowering costs and helping reduce our carbon footprint. This Notice is only intended to be an overview and we encourage you to access the complete information online or by requesting a paper copy (see reverse side for details). Please note that this is not a ballot and you cannot use this Notice to vote these shares. YUM! BRANDS, INC. 1441 GARDINER LANE LOUISVILLE, KY 40213 M85101-P59777 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2015 to facilitate timely delivery. How To Vote M85102-P59777 Please Choose One of the Following Voting Methods Vote In Person: If you plan to attend the meeting, please bring this Notice or a current broker statement showing YUM Shareownership, and a valid picture ID. At the Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends a vote FOR items <u>1, 2 and 3 and AGAINST item 4</u>.

1. Election of Directors.

   Nominees:

   1a. Michael J. Cavanagh

   1b. Greg Creed

   1c. David W. Dorman

   1d. Massimo Ferragamo

   1e. Mirian M. Graddick-Weir

   1f. Jonathan S. Linen

   1g. Thomas C. Nelson

   1h. David C. Novak

   1i. Thomas M. Ryan

   1j. Elane B. Stock

   1k. Jing-Shyh S. Su

   1l. Robert D. Walter

2. Ratification of Independent Auditors.

3. Advisory Vote to Approve Executive Compensation.

4. Shareholder Proposal Regarding Policy on Accelerated Vesting upon a Change in Control.

M85103-P59777

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2015. Meeting Information YUM! BRANDS, INC. Meeting Type: Annual Meeting For holders as of: March 3, 2015 Date: May 1, 2015 Time: 9:00 a.m., EDT Location: Yum! Conference Center 1900 Colonel Sanders Lane Louisville, Kentucky 40213 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M85105-P58728 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2015 to facilitate timely delivery. How To Vote M85106-P58728 Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors.

   Nominees:

   1a. Michael J. Cavanagh

   1b. Greg Creed

   1c. David W. Dorman

   1d. Massimo Ferragamo

   1e. Mirian M. Graddick-Weir

   1f. Jonathan S. Linen

   1g. Thomas C. Nelson

   1h. David C. Novak

   1i. Thomas M. Ryan

   1j. Elane B. Stock

   1k. Jing-Shyh S. Su

   1l. Robert D. Walter

2. Ratification of Independent Auditors.

3. Advisory Vote to Approve Executive Compensation.

The Board of Directors recommends you vote AGAINST the following proposal:

4. Shareholder Proposal Regarding Policy in Accelerated Vesting upon a Change in Control.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M85107-P58728